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                                                                EXHIBIT 23.1



         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 13, 1996 included in Procom Technology, Inc.'s Form S-1 (File No. 333-15109) and to all references to our Firm included in this registration statement.




                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------------
                                                ARTHUR ANDERSEN LLP

Orange County, California
March 20, 1997